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EXHIBIT 10.23(e)

                                    AMENDMENT
                                       TO
                              EMPLOYMENT AGREEMENT

     THIS AMENDMENT TO EMPLOYMENT AGREEMENT (the "Amendment") is made January 11, 2002 by and between Valassis Communications, Inc. (the "Corporation") and William F. Hogg, Jr. (the "Executive").

     WHEREAS, the Corporation and the Executive entered into that certain Employment Agreement effective as of March 18, 1992, as amended on December 22, 1995, January 20, 1997, December 23, 1998 and January 5, 2001 (the "Employment Agreement"); and

     WHEREAS, the Corporation and the Executive desire to amend the Employment Agreement to extend the term of employment under the Employment Agreement.

     NOW THEREFORE, in consideration of the above recitals, the parties hereto agree as set forth below.

     1. Section 1(b) of the Employment Agreement shall be amended to read in its entirety as follows:

          "The Employment Period shall commence as of March 18, 1992 (the "Effective Date") and shall continue until the close of business on September 30, 2004."

     2. Section 2(a) of the Employment Agreement shall be amended to read in its entirety as follows:

          "(a) Position. During the Employment Period, the Executive shall serve as Executive Vice President, Manufacturing."

     3. The first sentence of Section 3(a) of the Employment Agreement shall be amended to read as follows:

          "The Executive's Annual Base Salary ("Annual Base Salary"), payable on a biweekly basis, shall be at the annual rate of not less than $225,000 effective July 1, 2001."

     4. Valassis Manufacturing Company ("VMC") is hereby added as a party to the Employment Agreement.

     5. All other terms of the Employment Agreement shall remain in full force and effect.

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     6.   This instrument, together with the Employment Agreement, contains the entire agreement of the parties with respect to the subject matter hereof.

     IN WITNESS WHEREOF, the Executive and the Corporation have caused this Agreement to be executed as of the day and year first above written.


                                         /s/ Valassis Communications, Inc.
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                                         /s/ Valassis Manufacturing Company
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                                         /s/ William F. Hogg, Jr.
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